Investment Thesis FINANCIAL DATA AS OF September 30, 2019 DATED: November 4, 2019 Exhibit 99.1

Executive Summary SLIDES 2 TO 20

Forward-Looking Statements; Non-GAAP; New Accounting Standards Forward-Looking Statements: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability.  Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning.  These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and the Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements, including the impact of the new CECL standard; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC.  These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation. Non-GAAP: These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. New Accounting Standards: For the three months ended March 31, 2018, amounts reflect the reclassification of $0.5 million of agency costs from data processing expense to investment product fee revenue as a result of the implementation of the revenue recognition accounting standard.

Snapshot of Old National Largest bank holding company headquartered in Indiana with financial centers located in Indiana, Kentucky, Michigan, Wisconsin and Minnesota 192 financial centers 227 ATMs Focused on community banking with a full suite of product offerings: Retail and small - medium size business Wealth management Mortgage Guided by three strategic imperatives Strengthen the risk profile Enhance management discipline Achieve consistent quality earnings Summary Overview Company Description Headquarters Evansville, IN Market Cap (millions)1 $3,061 P / TBV 177% Dividend Yield 2.9% LTM Average Daily Volume (actual) 851,837 Total Assets $20,439 Core Deposits $14,323 Trust Assets Under Management $11,884 3Q19 ROAA As Reported / Adjusted1 1.39% /1.40% 3Q19 ROATCE1 As Reported / Adjusted1 17.01% / 17.16% Investment services Capital markets Loan Mix Deposit Mix 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 At or for the three-months ended September 30, 2019 Market data as of October 31, 2019 $ in millions, except as noted Loans to Total Deposits 83.6% Loan Yields 4.91% Cost of Total Deposits 0.52% Risk Weighted Assets / Total Assets 68.4% Tangible Book Value $10.18 Noninterest Income / Total Revenue (FTE) 25.7% Efficiency Ratio As Reported / Adjusted1 56.44% / 55.26% Net Charge-Offs (Recoveries) / Average Loans 0.03% 90+ Day Delinquent Loans 0.01% Non-Performing Loans / Total Loans 1.31% Allowance to Nonperforming Loans 36% Key Financial Metrics2

Old National’s Footprint 75 69 74 70 64 57 39 75 64 65 90 94 43 65 74 35 94 Indiana1 $7.6 billion deposits 52% of total franchise Michigan $1.4 billion deposits 10% of total franchise Wisconsin $1.4 billion deposits 10% of total franchise Kentucky $0.9 billion deposits 6% of total franchise Minnesota $3.2 billion deposits 22% of total franchise Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2019 1 Includes $0.2 billion of deposits in 2 Illinois branches located near the Indiana border Areas enhanced through our partnerships: Commercial real estate lending SBA lending Mortgage lending BSA/AML  operations, systems and high-risk customer analysis

Old National’s Top 10 MSAs Demographics in Top 5 (56% of deposits) and Top 10 (69% of deposits) markets are better than national averages Expansion markets tend to be much better than national average demographics Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2019

Strategy to Drive Long-Term Shareholder Value Larger balance sheet capabilities with a strong product offering, delivered in-market with unequalled client care – “Out-product Community Banks, Out-service Large Regionals” Basic Bank…Broader Reach M&A Repositioned Franchise with Better Growth Dynamics… … and Embedded Operating Leverage Strong Credit Culture and Lower Risk Model Granular & Diversified Loan Portfolio Positioned in faster-growth Midwestern markets with expanded client base and higher commercial density – MSAs where the business model works well and there is a service gap between the large regionals and the community banks 624bps+ positive operating leverage 3Q19 vs 3Q18; Continued branch rationalization and process improvement while reducing low-return businesses and lower growth markets (insurance sale, exit Southern IL, sold and/or consolidated 202 branches since 12-31-2010) Conservative credit culture with below peer net charge-offs and lower-than-peer RWA/Assets; Lower volatility model by design Small average loan size with no significant industry concentrations; 3Q19 average commercial loan production size < $1mm Quality Low-Cost Deposit Base Below peer cost of total deposits (52bps) and low loans to deposit ratio of 84%; loans to non-maturity deposit ratio of 96%

Franchise Evolution Built a Better Bank… Source: S&P Global Market Intelligence

… With Improved Scale Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2019 33% increase 78% increase

Successful Execution and Integration Has Driven Improved Profitability 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations – Peer Group data per S&P Global Market Intelligence and as of most recent quarter available - See Appendix for definition of Peer Group ROAA1 Adjusted Noninterest Expenses per Average Assets1 Efficiency Ratio1 2010 2Q19 2010 2Q19 2010 3Q19 2010 3Q19 2010 2Q19 2010 3Q19 2010 3Q19 2010 2Q19 ROATCE1

Deposit Composition Deposit Growth 2012 – 3Q19 CAGR: 10.5% Cost of Total Deposits Peer Group data per S&P Global Market Intelligence - See Appendix for definition of Peer Group $ in millions 1 As of September 30, 2019, 3 Peers with no financial disclosure Quality Low-Cost Deposit Franchise

Improved Balance Sheet Mix Increase of 11.5% 1 Includes loans held for sale

Credit Peer Group data as of 2Q19 and per S&P Global Market Intelligence - See Appendix for definition of Peer Group

Strong Reserve Coverage & CECL $ in millions Current Expected Credit Losses (CECL) On track for January 1, 2020 implementation Estimated day 1 increase to allowance for loan losses of $35mm to $45mm Driven largely by the $2.7bn acquired loan portfolio Modest increase in reserves for the legacy portfolio

Strong Credit Culture Peer Group data per S&P Global Market Intelligence as of 06/30/2019 - See Appendix for definition of Peer Group 1 Excludes loans held for sale; 2 Source: Regulatory Call Report 3 Full Years 2004-2018, includes banks with 15-years of NCO’s Legal lending limit at September 30, 2019 of $282mm per borrower 3 and 15-Year Cumulative NCOs / Avg. Loans1 CRE Concentration (% of Loans)1,2 189% 200% 219% CRE /Total RBC1,2 Average Loan Size Commercial & Industrial $299,700 Commercial Real Estate $653,800 3-Year 15-Year3 15-Year Peak NCOs Old National 2009 1.40% Peer Group 2009 1.29% Banks $10B - $50B 2010 2.10%

Low-Risk Balance Sheet Implies $2.2bn increase in RWA to meet peer average Peer Group data as of 2Q19 and per S&P Global Market Intelligence - See Appendix for definition of Peer Group Risk Weighted Assets / Total Assets

Third-Quarter 2019 Key Performance Indicators Earnings: Record net income increased 36% from a year ago to $69.8mm, or $0.41 per diluted share Adjusted net income1 of $70.5mm, or $0.41 per diluted share, excludes $1.3mm in merger charges Loans and Deposits2: Record high commercial production at $680mm; pipeline at $2.0bn Total loan outstandings impacted by continued payoffs and lower line utilization in commercial Credit quality remains strong with positive migration and net charge-offs of 3 basis points Total deposits increased $85.3mm, or 2.4% annualized Low cost of total deposits at 52 bps Operating Leverage and Expense Management: Positive adjusted operating leverage1 of 624 bps year-over-year 17.0% year-over-year increase in adjusted revenue1 10.8% year-over-year increase in adjusted noninterest expense1 Adjusted efficiency ratio1 of 55.26% improved 341 bps from the third quarter of 2018 Return Profile: Adjusted return on average assets1 was 1.40% Adjusted return on average tangible common equity1 was 17.16% Capital Actions: 2.2mm shares repurchased at a weighted average price of $16.80 per share, excluding commissions 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Based on end-of-period balances

Branch Actions Sold 10 Wisconsin branches October 26, 2018 Approximately $230.6mm in deposits No loans were associated with the deal Consolidation of 10 branches in 2018 9 in late 2Q18 and 1 in early 3Q18 Driving efficiencies through increased branch size and investment in mobile and online banking Consolidated 72 branches since January 2014 Increased core deposits per branch by 120% since 2009 Launched new online and mobile solution January 2016 Increased mobile users by over 500%

Outlook

Driving shareholder value

- Expect commercial loan production to remain strong
- FTE NIM, excluding accretion income, under pressure given anticipated rate cuts; yield curve dynamics remain challenging
- Noninterest income remain subject to normal seasonal patterns
- Noninterest expenses benefit from Klein cost saves
- Fourth-quarter 2019 tax rates expected to be ~23% FTE and ~20% GAAP; immaterial impact from tax credit business given fund structure
- Klein conversion completed April 2019; continued footprint consolidations
- CECL on track for 1-1-20 implementation

Category	3Q19 Adjusted Results[1]
Commercial Loan Production	Record production of $680.0mm; pipeline of $2.0bn
Net Interest Margin	FTE NIM was 3.57%, including 31 bps of accretion income and 5 bps of interest collected on nonaccrual loans
Noninterest Income	$53.5mm, excluding debt securities gains
Noninterest Expense	$120.1mm, excluding amortization of tax credit investments and merger charges
Tax Rate/Credits	FTE income tax rate was 19.1% with $1.2m in tax credit amortization
M&A/Branch Actions	Klein converted April 2019 Client/associate retention as expected; cost saves fully realized
CECL	Anticipated day one increase to the allowance for loan losses of approximately $35mm to $45mm

[1] *Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation*

OLD NATIONAL BANCORP | 19

Commitment to Excellence

Financial Details FINANCIAL DATA AS OF September 30, 2019 DATED: November 4, 2019

Third-Quarter 2019 Results Performance Drivers Net income increase of $6.8mm vs. 2Q19 Credit metrics remain strong – net charge-offs of 0.03% Reported noninterest expense includes $1.3mm in merger charges $ in millions, except per-share data Amounts tax-effected using the current statutory FTE tax rates (federal + state) of 25% 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Difference in “Performance Drivers” due to rounding Performance Drivers Adjusted EPS1 Reported EPS

Pre-Provision Net Revenue Adjusted pre-provision net revenue1 increased 26.5% Y/Y Improvement driven by successful execution of our stated strategy Low credit costs Low cost core deposit funding Strong expense management Positive operating leverage continues 624 bps Y/Y improvement 1 Up 26.5% YoY $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation – includes the 4Q18 impact of the $7.6mm in incentive compensation annual true-ups and benefit adjustments

Average Balance Sheet Mix $ in millions 1 On the available-for-sale (AFS) portfolio Loans Total commercial loans: 66.7% of total loans, up 1.3% Y/Y Indirect auto: 5.3% of earning assets, down 1.4% Y/Y Securities Duration of 3.04 vs. 3.34 in 2Q19 3Q19 yield was 2.82% 3Q19 new money yield was 2.61% Estimated NTM cash flows of $1,272mm Net unrealized pre-tax gain of $82.4mm1 Net unamortized premium of $59.5mm

Loans1 $ in millions 1 Includes loans held for sale 2 Reflects closing of Klein Partnership Average Balances Period-End Balances Quarterly commercial production of $680mm Average new production size < $1mm Commercial pipeline at quarter end of $2.0bn Line utilization was 33.5% at quarter end Loan yields decreased 14 bps + 5 bps accretion income - 7 bps loan coupons/mix/volume/days - 12 bp interest collected on nonaccruals 3Q19 new production average yields Commercial & industrial: 4.37% Commercial real estate: 4.23% Residential real estate: 3.74% Indirect lending: 4.02% 2

Commercial Loan Portfolio Concentrations As of September 30, 2019 $ in millions 1 Includes held for sale Total C&I and CRE - $8,063 (Classed by Product Type)

C&I Loan Portfolio Concentrations As of September 30, 2019 $ in millions C&I by State - $2,951 (State Determined by Primary Address of Borrower)

Commercial Real Estate Loan Concentrations CRE - $5,112 (Classed by Property Type) Multifamily by Product Type - $1,165 Multifamily by State - $1,165 (State Determined by Primary Address of Pledged Collateral) *Owner Occupied CRE is 29% As of September 30, 2019 $ in millions

Auto Loan Portfolio Total portfolio average original loan term of 70 months and weighted average FICO score of 765 Total portfolio LTV of 85% Total Portfolio yield of 3.81% 30+ Days Delinquency at 9/30/2019 = 0.70% Loans are originated within the ONB footprint As of September 30, 2019 $ in millions

Investment Portfolio Purchases 3Q191 1 Data as of September 30, 2019 Security Purchases by Month July August September Total Book Value $ ,224,520,031.43000001 $ ,224,238,952.59000003 $ ,290,133,900.70999998 $ ,738,892,884.73000002 Market Value $ ,224,520,031.43000001 $ ,224,238,952.59000003 $ ,290,133,900.70999998 $ ,738,892,884.73000002 Gain/Loss $ - $ - $ - $ - Number of Securities 15 21 38 74 Effective Duration 2.0249999999999999 * 4.5049999999999999 * 4.3899999999999997 3.7189999999999999 * T/E BK Yld. 2.4070000000000001E-2 * 2.6839999999999999E-2 * 2.6939999999999999E-2 2.605E-2 * Portfolio Assessment Q3 2019 Purchases- Book Value % of Total T/E BK Yld. Effec. Dur Treasuries 5,497,631.9199999999 7.440363865472731E-3 0 * 0 * Agencies 89,698,120 0.12139529538544241 3.057E-2 3.665 Pools 17,809,891.950000003 2.4103482816061957E-2 2.6599999999999999E-2 3.278 CMO ,508,368,053.36000007 0.68801319361163371 2.4E-2 2.14 Municipals ,107,456,430.29999998 0.14542896882714712 3.2120000000000003E-2 11.195 Corporates 10,062,758.199999999 1.3618696847618241E-2 2.64E-2 4.99 ABS 0 0 0 0 Equity 0 0 0 0 Total ,738,892,884.73000002 1 2.6100000000000002E-2 * 3.72 * *Excludes bonds that matured during quarter **All information reflects settlement date accounting - May not balance to GL Total 738892884.73000002 1 2.6100000000000002E-2 3.72 ABS 0 0 0 0 Corporates 10062758.199999999 1.3618696847618241E-2 2.64E-2 4.99 Municipals 107456430.29999998 0.14542896882714712 3.2120000000000003E-2 11.195 CMOs 508368053.36000007 0.68801319361163371 2.4E-2 2.14 Pools 17809891.950000003 2.4103482816061957E-2 2.6599999999999999E-2 3.278 Agencies 89698120 0.12139529538544241 3.057E-2 3.665 Treasuries 5497631.9199999999 7.440363865472731E-3 0 0

Investment Portfolio $ in millions 1 Includes market value for both available-for-sale and held-to-maturity securities Investment Portfolio yield of 2.82% in 3Q19 vs. 2.98% in 2Q19

Stable Funding Costs Average Balances Period-End Balances 3Q19 total deposit costs of 52 bps September total deposit costs of 49 bps Total Interest-bearing deposit costs were 71 bps, up 1 bp from 2Q19 Low loan to deposit ratio of 83.6% $ in millions 1 Reflects closing of Klein 1

Key Performance Drivers NIM decreased 9 bps vs. 2Q19 + 4 bps accretion + 2 bps change due to # of days - 3 bps rate/volume/mix - 4 bps premium amortization - 8 bps interest collected on nonaccruals Net Interest Income & Net Interest Margin1 $ in millions 1Tax Equivalent Basis; Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Total Earning Assets Yield Net Interest Margin Interest-Bearing Liability Cost Accretion

Projected Purchase Accounting Impact Actual Accretion Projected Accretion1 Actual Discount Projected Discount1 Manageable declines in purchase accounting impact expected in future periods Actual IA Amortization Net Income Statement Contribution $ in millions 1 Projections are updated quarterly, assume no prepayments and are subject to change IA = Indemnification Asset 2 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

Asset Liability Management Position 42% of loans are variable-rate $510mm of asset hedges, 100% of which are in the money when 1-month LIBOR is below 2.0% 11% of loans have floors Actively manage deposit costs in current down rate cycle September total cost of deposits was 49bps versus Q3 2019 average of 52bps Nearly $1bn in deposits indexed to fed funds Over $1bn in time deposits scheduled to mature within next 12 months Other borrowings cost of 2.04% is among lowest of peers Over $800mm of borrowings either mature or reprice within next 12 months Liquid investment portfolio of $5.4bn Unrealized gain of $82.4mm Duration of 3.04 years and estimated NTM cash flows of $1,272mm Disciplined balance sheet management and well-positioned to defend margin against headwinds from challenging rate environment Total interest-bearing deposit beta assumptions in declining interest rate scenarios are approximately 25%. Deposit betas largely depend on short-term rates and market competition. Interest Rate Risk Position Loan and Deposit Mix Net Interest Income Sensitivity Deposits Loans

Noninterest Income $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Residential mortgage production includes quick home refinance product Key Performance Drivers Adjusted noninterest income1 $1.7mm increase in mortgage banking revenue $1.4mm increase in capital markets income Mortgage revenue 3Q19 net gains on sales and fees was $6.8mm and net servicing income was $2.1mm 3Q19 production was $453.6mm 55% purchase / 45% refi 62% sold in secondary market Quarter-end pipeline at $291mm

Noninterest Expense $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Key Performance Drivers Adjusted noninterest expense1 Reflects ongoing focus on disciplined expense management Adjusted Efficiency Ratio1 of 55.26% 341 bps improvement from third quarter of 2018

Conservative Lending Limits/Risk Grades Borrower Asset Quality Rating (Risk Grades) In-House Lending Limit1 ($ in millions) 0 – Investment Grade $67.5 1 – Minimal Risk $57.5 2 – Modest Risk $52.5 3 – Average Risk $45.0 4 – Monitor $35.0 5 – Weak Monitor $25.0 6 – Watch $10.0 7 – Criticized (Special Mention) $5.0 In-house lending limits conservative relative to ONB’s legal lending limit at September 30, 2019 of $282mm per borrower 1 Includes entire relationship with borrower Borrower Asset Quality Rating (Risk Grades) 8 – Classified (Problem) 9 – Nonaccrual

Capital Trends 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Excludes commissions Shares in millions Total board authorization of up to 7.0mm shares to be repurchased, as conditions warrant, through January 31, 2020 YTD total return to shareholders > 80%

Our Transformational Journey 2011 Monroe Bancorp $771M 15 Branches 2012 Indiana Community $818M 17 Branches 2014 Tower Financial $618M 7 Branches 2014 United Bancorp $851M 18 Branches 2013 24 Branches (Bank of America) 2011 Integra Bank (FDIC) $1.8B 52 Branches 2014 LSB Financial $337M 5 Branches 2015 Founders Financial $447M 4 Branches 2016 Anchor BanCorp (Wisconsin) $2.2B 46 Branches Total assets acquired 2017 Anchor Bancorp (Minnesota) $2.2B 17 Branches 2018 Klein Financial, Inc. $1.9B 18 Branches

Transforming Old National's Landscape

2011

- Acquired Monroe Bancorp– Enhanced Bloomington, IN presence January, 2011
- Consolidation of 44 branches
- FDIC-assisted acquisition of Integra Bank July, 2011
- Sold non-strategic market – Chicago-area - 4 branches

2012

- Consolidation of 21 branches
- Acquired Indiana Community – Entry into Columbus, IN September, 2012

2013

- Acquired 24 MI / IN branches July, 2013
- Sold 12 branches
- Consolidation of 22 branches

2014

- Acquired Tower Financial – Enhancing Ft. Wayne, IN presence April, 2014
- Acquired United Bancorp— Entering Ann Arbor, MI July, 2014
- Consolidation of 4 branches
- Acquired LSB Financial Corp.– Enhancing Lafayette, IN presence November, 2014

2015

- Acquired Founders Financial Corporation– Entry into Grand Rapids, MI January, 2015
- Sold non-strategic market – Southern IL – 12 branches + 5 branches
- Consolidation of 23 branches

2016

- Acquired Anchor BanCorp Wisconsin Inc. – Entering the state of Wisconsin May, 2016
- Consolidation of 5 branches

2017

- Acquired Anchor Bancorp, Inc. – Entering Minneapolis November, 2017
- Consolidation of 29 branches

2018

- Sold 10 branches in Wisconsin
- Consolidation of 10 branches
- Acquired Klein Financial, Inc. Minneapolis November, 2018

2019

- Consolidation of 1 branch

Acquired 223	Sold 43	Consolidated 159

OLD NATIONAL BANCORP 41

by the numbers Population: 6.7 million Total Resident Labor Force:3.4 million Unemployment Rate:3.2% (Sept. ‘19, Seasonally Adjusted) GDP: $366.7B Exports:$39.3B Land Area:35,867 sq mi crossroads of America $4.6 billion and 13,300 new jobs from international investment (2012 – 2014) Home to the 2nd largest Global Fed-Ex air hub A one-day drive or less to 80% of US population Indiana at a Glance Old National is the largest bank headquartered in Indiana Sources: Bureau of Labor Statistics, Stats Indiana, United States Census Bureau, Indiana Economic Development Corporation, U.S. Department of Commerce, theus50.com, Indiana Chamber of Commerce, St. Louis Fed pro business “AAA” Credit Rating – Fitch, Moody’s and Standard and Poor #1 state for manufacturing workforce – Business Facilities, 2018 #2 state for Cost of Doing Business and Infrastructure – CNBC, 2018 3rd in the U.S. for regulatory environment – Forbes, 2018 #5 state for cost of doing business – CNBC, 2018 5th state for business – Chief Executive, 2018 7th state for best business climate – Business Facilities, 2018 Corporate Income Tax dropping from 6.5% to 4.9% by 2021

Growth Opportunities in the Midwest Louisville, Kentucky Highest population MSA and highest median household income MSA in Kentucky Grand Rapids, Michigan 7th “10 Big Cities with the Fastest Growing Economies” – Forbes 2018 13th best large city to start a business – Wallet Hub, 2018 13th “Best Places to Live” – U.S. News and World Report, 2018 Ann Arbor, Michigan Highest median household income MSA in Michigan 3.3% unemployment rate vs. US rate of 3.5% (Sept., ‘19) 1st “Best Places to Live” – Livability.com, 2018 Indianapolis, Indiana Highest population and one of the highest median household income MSAs in Indiana Best Place to do Business in the Midwest and 5th best nationwide – Chief Executive Magazine, 2017 Madison, Wisconsin 3rd “Best Places to Live” – Livability.com, 2019 2.5% unemployment rate vs. US rate of 3.5% (Sept., ‘19) Sources: S&P Global Market Intelligence, Bureau of Labor Statistics Minneapolis, Minnesota 3rd largest MSA in the Midwest 2.9% unemployment rate vs U.S. rate of 3.5% (Sept., ‘19) 1st “Best Place to Find a Manufacturing Job” – ZipRecruiter, 2018 Home to 16 Fortune 500 Companies

Attractive Midwest Markets Source: S&P Global Market Intelligence, based on MSAs $ in thousands Average of ONB Footprint Average of ONB Footprint

Attractive Midwest Markets

Minneapolis, MN	Indianapolis, IN	Milwaukee, WI	Louisville, KY	Grand Rapids, MI
MSA Population: 3.7mm	MSA Population: 2.1mm	MSA Population: 1.6mm	MSA Population: 1.3mm	MSA Population: 1.1mm
Major industries include: Manufacturing, applied research and technology	Major industries include: Scientific and technical services, pharmaceutical, insurance and healthcare	Major industries include: manufacturing, healthcare, insurance, and tourism	Major industries include: Healthcare, tourism, logistics, and manufacturing	Major industries include: Office furniture, healthcare, consumer goods and grocery
Headquarters to 16 Fortune 500 companies, including Target, General Mills, 3M, Land O Lakes and SuperValu	Headquarters to Eli Lilly, Anthem, Conseco and the NCAA	Headquarters to Harley-Davidson, Rockwell Automation, Johnson Controls and Manpower	Headquarters to Yum! Brands, Humana, Hillerich & Bradsby (Louisville Slugger) and Churchill Downs – also large UPS and Ford plants	Headquarters to Steelcase, Amway, Meijer, Spectrum Health and Gordon Foods
34 Branches, Loans $2.5B Core Deposits: $3.3B	18 Branches, Loans: $744M Core Deposits: $967M	5 Branches, Loans: $716M Core Deposits: $190M	5 Branches, Loans: $759M Core Deposits: $260M	5 Branches, Loans: $260M Core Deposits: $274M

Madison, WI	Lexington, KY	Ft. Wayne, IN	Ann Arbor, MI	South Bend, IN
MSA Population: 670K	MSA Population: 524K	MSA Population: 413K	MSA Population: 375K	MSA Population: 323K
Major industries include: Advanced manufacturing, agriculture, healthcare, information technology and life sciences	Major industries include: Thoroughbred horse farms, horse racing, agribusiness and technology	Major industries include: Healthcare, manufacturing and insurance	Major industries include: Automotive, IT/Software, life sciences and healthcare	Major industries include: Educational and health services, wholesale and retail trade, manufacturing and government
Headquarters to American Family, Spectrum Brands, Epic Health Systems, Exact Sciences, Promega and the University of Wisconsin	Headquarters to Lexmark International, the University of Kentucky – also large Toyota plant	Headquarters to Steel Dynamics, Vera Bradley – also large General Motors plant	Headquarters to Borders Group, Domino's Pizza, Zingerman's and the University of Michigan	Headquarters to the University of Notre Dame and Memorial Health System
19 Branches, Loans: $632M Core Deposits: $798M	1 Branch, Loans: $128M Core Deposits: $61M	6 Branches, Loans: $312M Core Deposits: $358M	11 Branches, Loans: $649M Core Deposits: $712M	6 Branches, Loans: $220 Core Deposits: 249M

Sources: Population from S&P Global Market Intelligence; Industry and company data from City-Data.com, Forbes.com
Branch Count, Loan and Deposit data as of September 30, 2019, and based on ONB's internal regional reporting structure; loans exclude residential mortgages

OLD NATIONAL BANCORP 45

Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares Stock ownership guidelines have been established for named executive officers as follows: As of Old National’s Proxy filed March 6, 2019, each named executive officer has met their stock ownership requirement Commitment to Strong Corporate Governance

2019 Executive Compensation Short Term Incentive Plan (CEO, CFO, COO, CIO, Chief Legal Counsel) Performance Measure Weight Corporate EPS 60% ROATCE 20% Efficiency Ratio 20% Tied to long term shareholder value Long Term Incentive Plan (CFO, COO, CIO, Chief Legal Counsel) Performance Measure Weight Performance-based 75% (50% TSR & 50% ROATCE) Service-based 25% Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based 100% (50% TSR & 50% ROATCE)

Commitment to Diversity & Inclusion Old National is fully committed to supporting a rich culture of diversity as a cornerstone to our success 27% of Old National’s Executive Leadership Operating Committee are women 67% of all Old National associates are women

Board of Directors

Director	Market	Background
Alan W. Braun	Evansville, IN	Senior Advisor to Industrial Contractors Skanska with 45+ years as a construction executive; formerly Chairman, President and CEO of Industrial Contractors, Inc.
Andrew E. Goebel	Evansville, IN	34-year career in the energy industry, most recently serving as President and Chief Operating Officer of Vectren Corporation
Jerome F. Henry Jr.	Ft. Wayne, IN	Owner and President of Midwest Pipe & Steel, Inc., a company he founded in 1972
Robert G. Jones, Chairman	Evansville, IN	Chairman of Old National Bancorp; formerly CEO of Old National Bancorp; previously with KeyCorp for 25 years
Ryan C. Kitchell	Indianapolis, IN	Executive Vice President and Chief Administrative Officer at Indiana University Health; formerly IU Health's Chief Financial Officer since 2012; previously worked for Indiana Governor Mitch Daniels
Phelps L. Lambert	Henderson, KY	Managing Partner of Lambert and Lambert, an investment partnership; formerly CEO and Chief Operating Officer of Farmers Bank & Trust Company
James C. Ryan III	Evansville, IN	CEO of Old National Bancorp; previously CFO of Old National Bancorp
Thomas E. Salmon	Evansville, IN	Chairman and CEO of Berry Global, a Fortune 500 and NYSE company; formerly Berry Global's President and Chief Operating Officer
Randall T. Shepard	Indianapolis, IN	Former Chief Justice of the Indiana Supreme Court, serving for 25 years
Rebecca S. Skillman, Lead Director	Bloomington, IN	Chairman of Radius Indiana, an economic development regional partnership; formerly Lieutenant Governor of the State of Indiana as well as an Indiana Senator
Derrick J. Stewart	Indianapolis, IN	President & CEO of the YMCA of Greater Indianapolis; formerly CEO of the YMCA of Southwestern Indiana
Katherine E. White	Ann Arbor, MI	A Brigadier General in the U.S. Army currently serving in the Michigan Army National Guard as the Commander Judge Advocate; a Professor of Law at Wayne State University Law School; a Regent with the University of Michigan Board of Regents
Linda E. White	Evansville, IN	CEO of Methodist Health and Executive Director of the Deaconess Foundation; Formerly President and CEO for Deaconess Health System, Inc., serving 32 years as an administrator in the healthcare industry

OLD NATIONAL BANCORP | 49

Appendix

Non-GAAP Reconciliations $ in millions, except per share data

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions 1 Year-over-year basis point change in noninterest expense plus change in total revenue 2 Year-over-year basis point change in adjusted noninterest expense plus change in adjusted total revenue

Non-GAAP Reconciliations $ in millions, except per-share data

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Old National Investor Relations Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP – Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com